UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 4, 2005

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29889	94-3248524
(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Boulevard

South San Francisco, CA 94080

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 624-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 5, 2005, Rigel Pharmaceuticals, Inc. announced two changes to its Board of Directors.  Effective October 5, 2005, Gary A. Lyons, was appointed to serve on Rigel’s Board of Directors as a Class III director until Rigel’s 2009 annual stockholders’ meeting.  At this time, no determination has been made as to which, if any, of Rigel’s board committees Mr. Lyons will be appointed.  Additionally, Nicholas J. Simon III, announced his resignation from Rigel’s Board of Directors effective October 4, 2005.

A copy of the press release further describing these changes is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 5, 2005, entitled “Rigel Pharmaceuticals Announces Changes to Board of Directors and Appoints Gary A. Lyons.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGEL PHARMACEUTICALS, INC.

Dated: October 5, 2005
	By:	/s/ James H. Welch
James H. Welch
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 5, 2005, entitled “Rigel Pharmaceuticals Announces Changes to Board of Directors and Appoints Gary A. Lyons.”